SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): November 21, 2002


                       SYNCOR INTERNATIONAL CORPORATION
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              (Exact Name of Registrant as Specified in Charter)


Delaware                                0-8640               85-0229124
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(State or Other Jurisdiction of   (Commission File Number)  (IRS Employer
Incorporation)                                              Identification No.)


             6464 Canoga Avenue, Woodland Hills, California 91367
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              (Address of Principal Executive Offices) (Zip Code)


       Registrant's Telephone Number, including area code: (818)737-4000


                                      N/A
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         (Former Name or Former Address, if Changed Since Last Report)



ITEM 5.  OTHER EVENTS

         The text of a press release dated November 21, 2002, issued by Syncor International Corporation and Cardinal Health, Inc. (the "Companies"), is attached as Exhibit 99.1 hereto and is incorporated by reference herein.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(c)   Exhibits.

         99.1   Press Release issued by the Companies, dated November 21, 2002.


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              SYNCOR INTERNATIONAL CORPORATION


                                              By:  /s/ William P. Forster
                                                   ---------------------------
                                              Name:  William P. Forster
                                              Title: Senior Vice President and
                                                     Chief Financial Officer

Dated:  November 21, 2002

                                                                  Exhibit 99.1
[Graphic Omitted]

[Graphic Omitted]

                                                    NASDAQ: SCOR
                                                    NYSE: CAH

FOR IMMEDIATE RELEASE

                                                    Contact:
                                                    Allan Mayer
                                                    Sitrick And Company
                                                    (310) 788-2850

                                                    William Powell
                                                    Syncor International Corp.
                                                    (818) 737-4702

                                                    David Verbraska
                                                    Cardinal Health
                                                    614-757-3690


                           CARDINAL HEALTH initiates
                      DISCUSSIONS WITH SYNCOR TO POSSIBLY
                            MODIFY MERGER AGREEMENT

         WOODLAND HILLS, CALIFORNIA and DUBLIN, OHIO - November 21, 2002 - Syncor International Corporation (Nasdaq: SCOR) and Cardinal Health, Inc. (NYSE: CAH) today announced that Cardinal Health has initiated discussions with Syncor regarding the possible modification of the terms of their previously announced merger agreement under which Cardinal Health would acquire Syncor. While the parties intend to continue these discussions, there can be no assurance that such discussions will result in the parties agreeing to any revised terms.

         On November 6, 2002, Syncor announced that a newly established special committee of three outside directors, together with outside counsel, had been investigating the propriety of certain payments made by certain of Syncor's international subsidiaries to customers in several foreign countries. Syncor also announced that the special committee would investigate Syncor's other foreign operations. Earlier this week, Syncor announced, among other things, the special committee's findings based on the information it had gathered to date.

         Based on the information Syncor has reviewed as of the date hereof with respect to the matters currently under investigation by the special committee, and subject to the terms of any resolution of these matters with the Securities and Exchange Commission (SEC) and the United States Department of Justice (DOJ), Syncor believes that the information it has learned in the investigation would not result in Syncor's failure to satisfy the conditions to the existing merger agreement. However, Syncor cannot make a definitive determination as to the impact on the acquisition pending completion of the investigation and resolution of Syncor's discussions with the SEC and DOJ. Cardinal Health has not yet concluded whether the conditions to the transaction will be satisfied and believes that there can be no assurance that the transaction involving the acquisition of Syncor by Cardinal Health will be completed. In light of the foregoing, both companies believe that engaging in discussions regarding a possible modification of certain of the terms of the existing merger agreement is the best course of action at this time.

         The existing merger agreement provides for the acquisition of Syncor by Cardinal Health in a stock-for-stock transaction in which Syncor would become a wholly owned subsidiary of Cardinal Health. Terms of the existing merger agreement call for Syncor stockholders to receive .52 Cardinal Health common shares for each outstanding share of Syncor common stock.

About Syncor

         Syncor International Corporation is a leading provider of high technology health care services concentrating on nuclear pharmacy services, medical imaging, niche manufacturing and radiotherapy. In the nuclear pharmacy services business, Syncor compounds and dispenses radiopharmaceuticals for diagnostic and therapeutic use by nuclear medicine departments in hospitals and outpatient clinics. Syncor distributes these time-critical pharmaceuticals to more than 7,000 U.S.-based customers through an integrated network of 130 domestic and 19 international nuclear pharmacies. Medical imaging services are provided through an integrated network of 73 domestic and 19 internationally owned or operated facilities. Syncor announced on June 14, 2002 that it intends to exit the U.S. medical imaging business. Syncor also owns or operates ten domestic and two international production facilities for positron emission tomography (PET) radiopharmaceuticals, and is a party to a series of agreements to make PET technology more accessible to healthcare providers and patients nationwide. For more information visit www.syncor.com.

About Cardinal Health

         Cardinal Health, Inc. is the leading provider of products and services supporting the health care industry. Cardinal Health companies develop, manufacture, package and market products for patient care; develop drug-delivery technologies; distribute pharmaceuticals, medical- surgical and laboratory supplies; and offer; consulting and other services that improve quality and efficiency in health care. Headquartered in Dublin, Ohio, Cardinal Health employs more than 49,000 people on five continents and produces annual revenues of more than $44 billion.

--------------------------
Except for historical information, all other information in this news release consists of forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied. The most significant of these uncertainties are described in Syncor's and Cardinal Health's Form 10-K, Form 8-K and Form 10-Q reports (including all amendments to those reports) and exhibits to those reports, and include (but are not limited to) the costs, difficulties, and uncertainties related to the integration of acquired businesses, the loss of one or more key customer or supplier relationships, changes in the distribution patterns or reimbursement rates for health-care products and/or services, the costs and other effects of governmental regulation and legal and administrative proceedings, and general economic and market conditions. Syncor and Cardinal Health undertake no obligation to update or revise any forward-looking statements.

Information regarding the identity of the persons who may, under SEC rules, be deemed to be participants in the solicitation of stockholders of Syncor International Corporation ("Syncor") in connection with the proposed merger, and their interests in the solicitation, is set forth in the definitive proxy statement/prospectus dated October 16, 2002 mailed to Syncor shareholders on October 17, 2002 and filed with the SEC. Cardinal Health, Inc. ("Cardinal Health") has filed a registration statement on Form S-4 in connection with the transaction. Investors and security holders of Syncor are urged to read the definitive proxy statement/prospectus because it contains important information about Cardinal Health, Syncor and the transaction. Investors and security holders may obtain a free copy of the proxy statement/prospectus at the SEC's website at www.sec.gov. A free copy of the proxy statement/prospectus may also be obtained from Cardinal Health or Syncor. Cardinal Health and Syncor and their respective executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Syncor in favor of the transaction. In addition to the registration statement on Form S-4 filed by Cardinal Health in connection with the transaction, and the proxy statement/prospectus mailed to the stockholders of Syncor in connection with the transaction, each of Cardinal Health and Syncor file annual, quarterly and special reports, proxy and information statements, and other information with the SEC. Investors may read and copy any of these reports, statements and other information at the SEC's public reference room located at 450 5th Street, N.W., Washington, D.C., 20549. Investors should call the SEC at 1-800-SEC-0330 for further information. The reports, statements and other information filed by Cardinal Health and Syncor with the SEC are also available for free at the SEC's web site at www.sec.gov. A free copy of these reports, statements and other information may also be obtained from Cardinal Health or Syncor. Investors should read the proxy statement/prospectus carefully before making any voting or investment decision.